TEXFI INDUSTRIES, INC.

               Amended and Restated Nonqualified Stock Option Plan
                          (As Amended Effective 1/16/97)

         1. Purpose. The purpose of this Amended and Restated Nonqualified Stock Option Plan (the "Plan") is to provide a means by which certain key employees (including officers who are also key employees) of TEXFI INDUSTRIES, INC. (the "Company"), or any subsidiary of the Company as defined in Section 14 of the Plan (a "Subsidiary"), may be given an opportunity to purchase Common Stock of the Company. The Plan is intended to advance the interests of the Company by providing key employees to whom options are granted with additional incentive to advance the success of the Company and to continue in the employ of the Company or a Subsidiary. Options granted under the Plan are not intended to be Incentive Stock Options, as defined in Section 422A of the Internal Revenue Code.

         2. Term of the Plan. The term of this Plan shall be from December 16, 1987, through December 15, 2002. No option shall be granted after December 15, 2002, but options theretofore granted may extend beyond that date.

         3. Stock Subject to Option. Options granted under the Plan shall be for the purchase of not more than an aggregate of 1,100,000 shares of Common Stock of the Company, subject to adjustment as provided in Section 12 hereof. The total number of shares that may be issued to any one person under the Plan shall not exceed 275,000 shares of Common Stock, subject to adjustment as provided in Section 12 hereof. Shares subject to options may be authorized and unissued shares or previously issued shares which have been acquired by the Company and are held in its treasury. Shares subject to options which terminate or expire prior to exercise shall be available for further option grant hereunder.

         4. Administration of the Plan. The Plan shall be administered by a committee of the Board of Directors, consisting of two or more persons appointed from time to time by the Board from among its members (the "Committee"). Each member of the committee shall be both a "Non-Employee Director" within the meaning of Rule 16b-3 of the Rules under the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Committee shall from time to time grant the options to the extent and on the terms and conditions it deems advisable to such eligible persons (as defined in Section 5 below) and for such number of shares as the Committee shall determine consistent with the provisions of the Plan. Options granted under the Plan shall be evidenced by agreements in such form as the Committee may from time to time approve. The Committee shall have power to interpret the Plan and any agreement evidencing options granted hereunder, to make regulations for carrying out its purpose and to make other determinations in connection with its administration, all of which shall be final and conclusive.

         5. Eligibility. Options shall be granted only to persons who are key employees (including officers who are also key employees) of the Company or a Subsidiary.

         6. Terms and Conditions of Options. Options granted under the Plan shall be subject to the following terms and conditions, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine to be appropriate:

            (a) Number of Shares. Each option shall specify the number of shares that may be purchased upon exercise of the option, subject to the provisions of Section 12 below.

            (b) Exercise Price. The exercise price shall be determined by the Committee, but in no event shall it be less than 100% of the fair market value of the Common Stock of the Company at the time the option is granted.

            (c) Option Period. The period of an option shall not exceed 10 years from the date of grant.

            (d) Exercise of Option. Except as otherwise provided in this Plan, or in the applicable option agreement, each option will be exercisable in cumulative installments as follows:

               (i) The Optionee may purchase up to one-fourth (1/4) of the total optioned shares at any time after one year from the date of grant and prior to the termination of the option.

              (ii) The Optionee may purchase up to an additional one-fourth (1/4) of the total optioned shares at any time after two years from the date of grant and prior to the termination of the option.

             (iii) The Optionee may purchase up to an additional one-fourth (1/4) of the total optioned shares at any time after three years from the date of grant and prior to the termination of the option.

              (iv) The Optionee may purchase up to an additional one-fourth (1/4) of the total optioned shares at any time after four years from the date of grant and prior to the termination of the option.

            A person electing to exercise an option shall give written notice to the Company, as specified by the Committee, of his election and of the number of shares he has elected to purchase, such notice to be accompanied by documents as may be required by the Committee, and shall at the time of such exercise tender the purchase price of the shares he has elected to purchase (payment to be in the form provided in Section 7). If the notice of election to exercise is given by the executor or administrator of a deceased participant, or by the person or persons to whom the option has been transferred by the participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver the shares pursuant to such exercise unless and until the Company shall be satisfied that the person or persons giving notice is or are entitled to exercise the option.

         7. Payment for and Delivery of Shares. Payment for shares purchased upon exercise of an option granted under the Plan must be made in full at the time of exercise. Payment may be in cash, by certified check or in Common Stock of the Company. Fair market value of Common Stock for this purpose shall be determined by the Board. The Company shall not be obligated to deliver any shares upon the exercise of an option unless and until, in the opinion of the Company's counsel, all applicable federal, state and other laws and regulations have been complied with, nor, in the event the outstanding Common Stock is at the time listed upon any stock exchange, unless and until the shares to be delivered have been listed or authorized to be added to the list upon official notice of issuance upon such exchange, not unless and until all other legal matters in connection with the issuance and delivery of shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the Participant or other person purchasing shares of Common Stock under the Plan such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933, may impose upon certificates evidencing the shares a restrictive legend and place a stop transfer order with its transfer agent, and may require that the Participant or such other person agree that any sale of the shares will be made only on one or more specified stock exchanges or in such other manner as is permitted by the Committee and that he will notify the Company when he makes any disposition of the shares whether by sale, gift or otherwise.

         8. Nontransferability of Options. No option may be transferred by the Participant otherwise than by will or by the laws of descent and distribution and, during the Participant's lifetime, the option may be exercised only by him.

         9. Termination of Employment. Except as otherwise provided in this Plan, or in the applicable option agreement, if the employment of a Participant terminates for any reason other than death or his retirement with the consent of the Company, all options held by the Participant shall expire and may not thereafter be exercised. For purposes of this Section 9, the employment relationship in respect of options held by a Participant shall be treated as continuing intact while the Participant is on military leave, sick leave or other bona fide leave of absence (such as temporary employment with the Government) if the period of such leave does not exceed 90 days, or, if longer, so long as the Participant's right to reemployment with the Company is guaranteed either by statute or by contract. Where the period of leave exceeds 90 days and where the Participant's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety-first day of such leave. Anything herein to the contrary notwithstanding, unless the applicable option agreement provides otherwise, if the employment of a Participant terminates more than four years after the grant of an option to him, other than due to a "termination for cause," he may exercise such option within 30 days of such termination.
Except as so exercised, such option shall expire at the end of such period. In no event, however, may any option be exercised after the expiration of ten years from the date of grant of such option. For the purpose of the Plan, "termination for cause" shall mean (i) termination due to (a) willful or gross neglect of duties for which employed, or
(b) willful misconduct in the performance of such duties, in each such instance so as to cause material harm to the Company or the Subsidiary by which he is employed, all of such facts to be determined in good faith by the Committee,
(ii) termination due to the Participant's committing fraud, misappropriation or embezzlement in the performance of his duties as an employee of the Company or a Subsidiary, or (iii) termination due to the Participant's committing any felony for which he is convicted and which, as determined in good faith by the Committee, constitutes a crime involving moral turpitude and results in material harm to the Company or the Subsidiary by which he is employed.

       10. Death. Except as otherwise provided in the applicable option agreement, if a Participant dies at a time when he is holding an option as to which he has not fully exercised his right to purchase shares, then at any time or times within such period after his death not to exceed 12 months as may be provided in the option agreement, such option may be exercised, as to all or any of the shares which the Participant was entitled to purchase under the option immediately prior to his death, by his executor or administrator or the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, and except as so exercised such option shall expire at the end of such period. In no event, however, may any option be exercised after the expiration of ten years from the date of grant of such option.

       11. Retirement. Except as otherwise provided in the applicable option agreement, if a Participant retires from service with the consent of the Company at a time when he is entitled to exercise an option, then at any time or times within 90 days after his retirement he may exercise such option as to all or any of the shares which he was entitled to purchase under the option immediately prior to his retirement. Except as so exercised, such option shall expire at the end of such period. In no event, however, may any option be exercised after the expiration of 10 years from the date of grant of such option. The Committee shall have authority to determine whether or not a Participant has retired from service and its determination shall be binding on all concerned. In the sole discretion of the Committee, a transfer of employment to an affiliate of the Company other than a Subsidiary (the latter type of transfer not constituting a termination of employment for purposes of the Plan) may be deemed to be a retirement from service with the consent of the Company for purposes of this Section 11 so as to entitle the Participant to exercise an option within 90 days after such transfer.

       12. Changes in Stock. In the event of a stock dividend, split-up or combination of shares, recapitalization or merger in which the Company is the surviving corporation or other similar capital change, the number and kind of shares of stock or securities of the company to be subject to the Plan and to options then outstanding or to be granted thereunder, the maximum number of shares of stock or securities which may be issued on the exercise of options granted under the Plan, the option price and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. In the event of a consolidation or a merger in which the Company is not the surviving corporation, or any other merger in which the stockholders of the Company exchange their shares of stock in the Company for stock of another corporation, or in the event of complete liquidation of the Company, or in the case of a tender offer approved by the Board of Directors, all outstanding options shall thereupon terminate, provided that the Committee may, prior to the effective date of any such transaction, either (i) make all outstanding options immediately exercisable or (ii) arrange to have the surviving corporation grant to the Participants replacement options on terms which the Committee shall determine to be fair and reasonable.

      13. Rights as a Shareholder. The Participant shall have no rights as a shareholder with respect to any shares of Common Stock of the Company held under option until the date of issuance of the stock certificates to him for such shares.

      14. Subsidiary. For purposes of the Plan, Subsidiary shall mean any corporation more than 50 percent of total combined voting power of all classes of stock of which is owned, directly or indirectly, by the Company.

      15. Employment Rights. Neither the adoption of the Plan nor the granting of any option hereunder shall be deemed to confer upon any employee of the Company or any Subsidiary the right to continued employment with the Company or any Subsidiary, or to interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any employee at any time.

      16. Amendments. The Board may at any time or times amend the Plan or amend any outstanding option or options for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law; provided that (except to the extent permitted under Section 12) no such amendment shall, without the approval of the stockholders of the Company (a) increase the maximum number of shares available under the Plan, (b) reduce the minimum exercise price of options below the price provided for in Section 6(b), (c) extend the time within which options may be exercised, or (d) change the designation of the persons eligible to receive options under the Plan. No amendment shall adversely affect the right of any Participant without his consent.

      17. Termination. The Board may terminate the Plan at any time prior to its scheduled expiration date but no such termination shall adversely affect the rights of any Participant (without his consent) under any option theretofore granted.

      18. Effective Date. The effective date of the original 1987 Nonqualified Stock Option Plan was December 16, 1987. The effective date of this Amended and Restated Nonqualified Stock Option Plan is January 16, 1997, subject to approval hereof by the stockholders of the Company.